EXHIBIT 99.1

                            SHARE EXCHANGE AGREEMENT

         THIS AGREEMENT (the "Agreement") is dated as of August 11, 2005, by and between Eline Entertainment Group, Inc., a Nevada corporation ("Eline"), CTD Holdings, Inc., a Florida corporation ("CTDH"), and Rick Strattan ("Strattan"), the President, CEO, Chairman and majority shareholder of CTDH. Eline is sometimes hereinafter referred to as the "Company."

                                    PREAMBLE

         WHEREAS, Strattan owns one (1) share of Series A Preferred Stock, which share represents controlling interest in the voting securities of CTDH; and

         WHEREAS, Eline is desirous of acquiring one (1) share of Series A Preferred Stock from Stratton in exchange for two hundred thousand (200,000) restricted shares of the common stock of Eline; and

         WHEREAS, as a result of this Agreement, CTDH will be a majority-owned subsidiary of Eline, with one (1) share of the Series A Preferred Stock of CTDH being owned by Eline, which share represents controlling interest in the voting securities of CTDH.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants herein contained, the parties hereto agree as follows:

         1. RECITALS. The above recitals are true, correct and are herein incorporated by reference.

         2. EXCHANGE OF SHARES. At the Closing (as hereinafter defined) Strattan agrees to transfer to Eline one (1) share of the Series A Preferred Stock of CTDH (the "CTDH voting control stock"), which represents all of the issued Series A Preferred Stock of CTDH, solely in exchange for two hundred thousand (200,000) shares of the restricted common stock of Eline ("Eline Common Stock"). Strattan agrees to deliver the certificate representing the CTDH voting control stock to Eline on the Closing Date, and Eline agrees to deliver a certificate to Strattan representing the Eline Common Stock. The certificate to be delivered by Strattan at the Closing shall be in negotiable form, and the certificate delivered by Eline at the Closing shall be subject to restrictions on transferability pursuant to Federal and state securities laws including, but not limited to, Rule 144 of the Securities Act of 1933, as amended or as applicable.

         3. CLOSING DATE. The closing ("Closing") shall be held on the date hereof or such other date and time as may be agreed upon by the parties ("Closing Date"). This agreement may be cancelled at the option of either party if the closing does not occur within 90 days from the date first above written.

         4. REPRESENTATIONS OF ELINE. Eline hereby makes the following representations and warranties to Strattan, each of which is true as of the date hereof and will be true as of the Closing Date with the same effect as though such representations and warranties had been made on the Closing Date:

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            (a) Eline is validly organized, existing and in good standing under the laws of the State of Nevada; that this Agreement and the transactions contemplated hereunder have been duly and validly authorized by all requisite corporate action; that Eline has the full right, power and capacity to execute and deliver this Agreement and perform its obligations hereunder; that the execution and delivery of this Agreement and the performance by Eline of its obligations pursuant to this Agreement do not constitute a breach of or a default under any agreement or instrument to which Eline is a party or by which it or any of its assets are bound; and that this Agreement, upon execution and delivery of the same by Eline, will represent the valid and binding obligation of Eline in accordance with its terms.

            (b) The authorized capital stock of Eline consists of thirty million (30,000,000) shares of common stock, par value $.01 per share and five million (5,000,000) shares of preferred stock par value $.01 per share. Of the authorized preferred stock, two hundred fifty thousand (250,000) shares have been designated as Series A Preferred Stock, rights and preference of which are set forth on Exhibit A attached hereto and incorporated herein by such reference, and one hundred eighty thousand (180,000) shares have been designated as Series B Preferred Stock, the designations, rights and preference of which are set forth on Exhibit A attached hereto and incorporated herein by such reference. All of the shares of capital stock have been duly authorized and validly issued, and are fully paid and nonassessable and no personal liability attaches to the ownership thereof. The Eline Common Stock to be issued to Strattan at Closing will be fully paid and non-assessable.

            (c) The business of Eline is as set forth in its Annual Report on Form 10-KSB for the fiscal year ended October 31, 2004. Except as set forth herein, Eline does not have any subsidiaries or own any interest in any other enterprise.

            (d) Eline is an issuer required to file reports under Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"). Eline has filed with the SEC all reports (collectively, the "SEC Documents") required to be filed by reporting companies pursuant to the Exchange Act. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, each as in effect on the date so filed, and at the time filed with the SEC none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Eline included in the SEC Documents comply as of their respective dates as to form in all material respects with the then applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except in the case of the unaudited statements, as permitted by Form 10-QSB under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the financial position of Eline as at the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein).

            (e) Since the date of the last Balance Sheet filed with the SEC, there has not been any change in the financial condition or operations of Eline except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse, and transactions referred to in this Agreement.

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            (f) As of the date of this Agreement, Eline does not have any material debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected in the last Balance Sheet filed with the SEC or incurred in the ordinary course of business following the date of the Balance Sheet. Eline has no knowledge of any past or existing circumstance, condition, event or arrangement that may hereafter give rise to any liabilities of Eline, except as disclosed herein.

            (g) Within the times and the manner prescribed by law, Eline has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. There are no present audits or disputes or extensions as to taxes of any nature payable by CTDH. Adequate provision has been made on the Balance Sheet for all taxes of Eline as of the date thereof.

            (h) Except for the consent of Eline, which is given by its execution of this Agreement, Eline does not require any third party consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, in connection with the execution and delivery of this Agreement by Eline and the performance by it of its obligations hereunder.

            (i) Eline has all licenses and permits required other than those which would not have materially adverse effect on its business as contemplated.

            (j) There are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best of the Eline's knowledge, threatened before any federal, state or local court or governmental or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against Eline or any of its officers, directors, employees, agents or affiliates involving, affecting or relating to any assets, properties or operations of Eline or the transactions contemplated by this Agreement, nor is any basis known to it for any such action, suit, proceeding or investigation.

         5. REPRESENTATION OF STRATTAN. Strattan hereby makes the following representations and warranties to the Company, each of which is true as of the date hereof and will be true as of the Closing Date with the same effect as though such representations and warranties had been made on the Closing Date:

            (a) CTDH is a corporation duly organized, validly existing, and in good standing under the laws of Florida, has all necessary corporate powers to own properties and to carry on business as now owned and operated, and is duly qualified to do business in each of such states and other jurisdictions where its business requires such qualification.

            (b) The authorized capital stock of CTDH consists of 100,000,000 shares of Class A common stock, par value $.0001 per share, of which there were 11,294,017 shares issued and outstanding as of March 31, 2005, 10,000,000 shares of Class B non-voting common stock, par value $.0001 per share, of which there were 0 shares issued and outstanding as of March 31, 2005, and 5,000,000 shares of Preferred stock, par value $.0001 per share, of which there was one (1) share of Series A Preferred stock issued and outstanding as of March 31, 2005. Each share of Series A Preferred Stock is entitled to one vote more than one-half of all votes entitled to be cast by all holders of the voting capital stock of CTDH on any matter submitted to common shareholders so as to ensure that the votes entitled to be cast by the holder of the Series A Preferred Stock are equal to at least a majority of the total of all votes entitled to be cast by the common shareholders. Each share of Series A Preferred Stock has a liquidation

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

preference of $.0001. All such shares has been issued in compliance with all applicable U.S. securities laws. All of the issued and outstanding shares are duly and validly issued, fully paid and nonassessable. Except as set forth herein, there are no outstanding subscriptions, options, rights (including preemptive rights and rights to demand registration under the Securities Act) warrants, convertible securities, or other agreements or commitments obligating CTDH to issue or to transfer from treasury any additional shares of its capital stock of any class or repurchase any such shares, except as otherwise provided herein.

            (c) The business of CTDH is as set forth in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004. Except as set forth therein and herein discussed, CTDH does not have any subsidiaries or own any interest in any other enterprise.

            (d) CTDH is an issuer required to file reports under Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act") since January 1, 2003. CTDH has filed with the SEC all reports (collectively, the "SEC Documents") required to be filed by reporting companies pursuant to the Exchange Act. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, each as in effect on the date so filed, and at the time filed with the SEC none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of CTDH included in the SEC Documents comply as of their respective dates as to form in all material respects with the then applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except in the case of the unaudited statements, as permitted by Form 10-QSB under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the financial position of CTDH as at the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein).

            (e) Since the date of the last Balance Sheet filed with the SEC, there has not been any change in the financial condition or operations of CTDH except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse, and transactions referred to in this Agreement.

            (f) As of the date of this Agreement, CTDH does not have any material debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected in the last Balance Sheet filed with the SEC or incurred in the ordinary course of business following the date of the Balance Sheet. CTDH has no knowledge of any past or existing circumstance, condition, event or arrangement that may hereafter give rise to any liabilities of CTDH, except as disclosed herein.

            (g) Within the times and the manner prescribed by law, CTDH has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. There are no present audits or disputes or extensions as to taxes of any nature payable by CTDH. Adequate provision has been made on the Balance Sheet for all taxes of CTDH as of the date thereof.

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

            (h) Without in any manner reducing or otherwise mitigating the representations contained herein, Eline shall have the opportunity to meet with CTDH's accountants to discuss the financial condition of CTDH. CTDH shall make available to Eline all books and records of CTDH, all of which books and records are true and complete in all material respects to the best knowledge of Strattan.

            (i) CTDH has complied with, and is not in violation of, all applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable FDA, FTC, zoning, environmental or other law, ordinance, or regulation) affecting its properties or the operation of its business, except where non-compliance would not have a materially adverse effect on the business or operations of CTDH.

            (j) CTDH is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of CTDH, threatened against or affecting CTDH or its business, assets, or financial condition and Strattan knows of no facts or occurrences which might lead to the filing of any such proceedings or assertion of any claims against CTDH.

            (k) The Board of Directors of CTDH has authorized the execution of this Agreement and the transactions contemplated herein, and CTDH has full power and authority to execute, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of CTDH, is enforceable in accordance with its terms and conditions, except as may be limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

            (l) The execution, delivery and closing of this Agreement will not conflict with or result in (a) any material breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw, or other agreement or instrument to which CTDH is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any material agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of CTDH, or (c) an event that would result in the creation or imposition of any material lien, charge, or encumbrance on any asset of CTDH.

            (m) The shares of CTDH Preferred Stock to be delivered pursuant to this Agreement have been duly authorized, validly issued, fully paid and nonassessable. Further, Strattan has valid and marketable title to all of the outstanding shares of the Series A Preferred Stock of CTDH, free and clear of any liens, claims, charges, security interests or other legal or equitable encumbrances, limitations or restrictions

            (n) CTDH has good and marketable title to all of the properties and assets reflected on the last Balance Sheet filed with the SEC (except for property and assets disposed of in the ordinary course of business after the date thereof or as otherwise contemplated herein), free and clear of all liens and encumbrances, except as noted therein, and except for liens of taxes not delinquent. CTDH has good and valid title to all of the intellectual property utilized in connection with its business and has no obligation to pay license fees or similar compensation to any party for the use of such property.

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

            (o) Strattan is acquiring the shares of Eline Common Stock for his own account and has no present arrangement or agreement for the sale, pledge or hypothecation of the shares of Eline Common Stock to any other person or firm and Strattan has acknowledged that he is acquiring the Eline Common Stock in good faith for the purposes of investment, that the shares have not been registered under the Securities Act of 1993, as amended, and that he has agreed to the placement of a restrictive legend thereon.

         6. CONDITIONS OF CLOSING. All of the obligations of the parties hereto under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

            (a) Delivery by Strattan to Eline of the certificate(s) representing the share of Series A Preferred Stock of CTDH; and

            (b) Delivery by Eline to Strattan of the certificate(s) representing the Eline Common stock.

         7. OPERATION OF CTDH AFTER CLOSING.

            (a) Strattan is the principal executive officer of CTDH, responsible for its business and operations. After the Closing, Strattan will continue to fulfill those duties in the same manner and with the same devotion of substantially all of his time and efforts in fulfilling his fiduciary obligations in such capacity. Strattan shall have autonomous control over CTDH and future acquisitions by CTDH as contemplated in paragraph 7(d) herein. It is understood by all parties hereto that such autonomous control is due to Strattan's extensive expertise, contacts and experience in the cyclodextrin area.

            (b) Strattan will submit operating budgets to Eline for its approval, which such approval will not be unreasonably withheld, and Eline and Strattan shall agree regarding the hiring or retention of any employees or consultants that are not involved in the day-to-day operations of the CTDH.

            (c) Effective with the Closing Date, Eline will charge CTDH from time to time for normal corporate overhead attributable to the administration of CTDH.

            (d) Subsequent to the Closing Date, Eline, at its own discretion, will advance CTDH at various times and in various amounts an aggregate of up to one million five hundred thousand dollars ($1,500,000) to be used by CTDH for the acquisition of Cyclolab R&D Labs of Budapest, Hungary. Such funding is also subject to the completion of satisfactory due diligence on the part of Eline with respect to both Cyclolab R&D Labs and CDTH.

         8. ADDITIONAL ISSUANCES OF CTDH SECURITIES. So long as Eline is the holder of the presently outstanding share of CTDH Series A Preferred Stock, CTDH shall not issue, nor shall any party to this Agreement cause CTDH to issue, any additional shares of CTDH Common Stock, nor options, warrants or other rights to acquire shares of CDTH Common Stock without the prior written consent of Eline.

            (a) Effective with the closing date and at no time prior to the CTDH disposition, shall Eline cause CTDH to create or issue any class of preferred securities or cause any security to be issued that negates the rights of the Series A Preferred stock without the express written consent of Stratton until such time that the anticipated acquisition(s) contemplated herein have resulted in the formation of a new publicly traded company wherein Stratton shall hold an interest in such company in the form of a class of preferred stock which shall guarantee his future voting control of the new publicly traded company.

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

         9. AMOUNTS DUE STRATTAN BY CTDH.

            (a) CTDH is presently indebted to Strattan in the approximate principal amount of approximately $39,087 at March 31, 2005, as Strattan, as majority stockholder, periodically advances the Company loans. The loan is unsecured and interest accrues at 4.17%. Interest expense related to the loan totaled $3,031 and $9,127 for the years ended December 31, 2004 and 2003, respectively. Principal payments are $5,000 per quarter.

            Following the Closing, the Strattan loan shall continue to be serviced by CTDH in the same method and manner as is presently being utilized, and no change in the servicing of same shall occur without Eline's prior written consent.

         10. DISTRIBUTION OF PROCEEDS UPON SALE OF CTDH.

            (a) In the event Eline should determine to sell the business and operations of CTDH, its assets or subsidiaries, including but not limited to Cyclodextrin Technologies Development, Inc. (CTD) (CTD/Cyclolabs) to an entity or persons that are not a party to this agreement at some point in the future (the "CTDH Disposition"), Eline will obtain the consent of Strattan prior to undertaking the CTDH Disposition. Upon the consummation of the CTDH Disposition, if the Aggregate Proceeds (as that term is hereinafter described) received by Eline from such transaction are equal to or less than any amounts advanced to CTDH for the benefit of CTDH pursuant to Paragraph 7 (d), amounts previously advanced by Eline to CTDH for the benefit of CTDH shall be repaid in full from the proceeds. For example, if the Aggregate Proceeds received by Eline from the CTDH Disposition are $1.5 million, and Eline shall have previously advanced $1,500,000, Eline would be entitled to the return of its $1,500,000 investment and Strattan would be entitled to $0.

         Aggregate Proceeds.................................$ 1,500,000
         Less amounts due Eline.............................  1,500,000
                                                              ---------

         Adjusted Aggregate Proceeds........................$         0

         Due to Strattan....................................$         0
         Due to Eline.......................................$         0

If the Aggregate Proceeds received by Eline from the CTDH Disposition are greater than amounts advanced to CTDH for the benefit of CTDH pursuant to Paragraph 7 (d), the Aggregate Proceeds would be reduced by all amounts previously advanced by Eline to CTDH for the benefit of CTDH pursuant to Paragraph 7 (d), and then divided amongst the parties with Strattan receiving 80% of the Adjusted Aggregate Proceeds and Eline receiving 20% of the Adjusted Aggregate Proceeds.

For example, if the Aggregate Proceeds received by Eline from the CTDH Disposition are $2 million, and Eline shall have previously advanced $1,500,000, Eline would be entitled to the return of its $1,500,000 investment and Strattan would be entitled to $400,000 and Eline would be entitled to the Adjusted Aggregate Proceeds balance of $100,000.

         Aggregate Proceeds.................................$ 2,000,000
         Less amounts due Eline.............................  1,500,000
                                                              ---------

         Adjusted Aggregate Proceeds........................$   500,000

         Due to Strattan....................................$   400,000
         Due to Eline.......................................$   100,000

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For the purposes of this Agreement, Aggregate Proceeds shall equal the gross amount received from the CTDH Disposition less any direct costs associated with the CTDH Disposition, such as legal and accounting fees and investment banking and associated fees.

            (b) It is understood by and between the parties hereto that any such sale of CTDH, its assets, its rights, tangible or intangible, and any future acquisition attendant to CTDH, shall be subject to a first right of refusal wherein Eline or its successors shall have the right to equal or better any offer in reference of the above.

         11. DISTRIBUTION OF CDTH BUSINESS OPERATIONS. In conjunction with this agreement and the terms of the Exchange of Shares pursuant to Paragraph 2 and the Operation of CDTH After Closing pursuant to Paragraph 7 (d), it is contemplated that Eline and CDTH will attempt to acquire other businesses entities operating in the cyclodextrin and bio-tech industries that compliment or augment the current business operations of CTDH. In the event Eline or CTDH is unable to consummate such transactions and achieve this goal within one year from date of the closing herein, or as otherwise agreed upon between the parties, Eline will take such actions as may be appropriate to spin off the business of CTDH to the stockholders of CTDH other than an interest of 20% of the common stock of such business on a fully diluted basis which Eline may retain. Such spin-off may be accomplished through CTDH or a newly formed corporation. In the event of such spin-off, Strattan shall exchange 100,000 shares of the Eline Common Stock with Eline for an interest in one share of Series A preferred stock of CTDH or the spin-off having the rights and preferences equivalent to those of the CTDH voting control stock being acquired by Eline herein. Eline shall also take all steps necessary so that the newly formed corporation is publicly traded with substantially the same capital structure as CTDH at the time prior to closing.

         12. REPRESENTATIONS TO SURVIVE CLOSING. All the terms, conditions, warranties, representations and guarantees contained in this Agreement shall survive delivery of the CTDH Series A Preferred Stock and Eline Common Stock transferred hereunder at the Closing and any investigations made by or on behalf of any party at any time.

         13. NOTICES. All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the day when delivered in person or transmitted by confirmed facsimile transmission or on the third calendar day after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the addresses set forth below or to such other address as any party hereto shall designate to the other for such purpose in the manner herein set forth.

If to the Company:         8905 Kingston Pike
                           Suite 313
                           Knoxville, Tennessee 37923

If to Strattan or CTDH:    27317 N. W. 78th Avenue
                           High Springs, FL 32643

         14. AMENDMENT OR ASSIGNMENT. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evidenced by a written instrument, executed by the party against which such modification, waiver, amendment, discharge, or change is sought.

         15. ENTIRE AGREEMENT. This Agreement contains all of the understandings and agreements of the parties with respect to the subject matter discussed herein. All prior agreements, whether written or oral, are merged herein and shall be of no force or effect.

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         16. SEVERABILITY. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

         17. CONSTRUCTION AND ENFORCEMENT. This Agreement shall be construed in accordance with the laws of the State of Florida, without and application of the principles of conflicts of laws. If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, and such legal action results in a final judgment in favor of such party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorney's fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder. Any suit, action or proceeding with respect to this Agreement shall be brought in the state or federal courts located in Palm Beach County in the State of Florida. The parties hereto hereby accept the exclusive jurisdiction and venue of those courts for the purpose of any such suit, action or proceeding. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in Palm Beach County, Florida, and hereby further irrevocably waive any claim that any suit, action or proceeding brought in Palm Beach County, Florida, has been brought in an inconvenient forum.

         18. BINDING NATURE, NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties, and their respective successors and assigns, and is made solely and specifically for their benefit. No other person shall have any rights, interest or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third-party beneficiary or otherwise.

         19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, including facsimile signatures which shall be deemed as original signatures. All executed counterparts shall constitute one Agreement, notwithstanding that all signatories are not signatories to the original or the same counterpart.

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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                        ELINE ENTERTAINMENT GROUP, INC.

                                        By: /s/ Barry A. Rothman
                                            --------------------
                                            Barry A. Rothman, President


                                        ELINE HOLDING GROUP, INC.

                                        By: /s/ Jayme Dorrough
                                            ------------------
                                            Jayme Dorrough, Sole Director



                                        CTD HOLDINGS, INC.

                                        By: /s/ Rick Strattan
                                            -----------------
                                            Rick Strattan, President,
                                            CEO & Chairman


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